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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2003


                            METROCALL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                                                                    <C
                     Delaware                                0-21924                             54-1215634
                     --------                                -------                             ----------
  (State or other jurisdiction of incorporation)     (Commission File Number)       (I.R.S. Employer Identification No.)

   6677 Richmond Highway, Alexandria, Virginia                                              22306
   -------------------------------------------                                              -----
     (Address of principal executive offices)                                             (Zip Code)

       Registrant's telephone number, including area code: (703) 660-6677


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Item 5. Other Events.

        On February 5, 2003, Metrocall issued a press release regarding, among other things, changes in its senior management. That press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits.
        --------

Exhibit No.               Description
-----------               -----------

99.1                      Press Release dated February 5, 2003.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    METROCALL HOLDINGS, INC.

                                    By:    /s/ George Z. Moratis
                                           ------------------------
                                    Name:  George Z. Moratis
                                    Title: Chief Financial Officer

Dated: February 5, 2003


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                                  EXHIBIT INDEX

Exhibit Number                 Description
--------------                 -----------

99.1                           Press Release dated February 5, 2003.